UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 28, 2006
                           ---------------------------
                                (Date of Report)

                         NANOSCIENCE TECHNOLOGIES, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                        0-26067             87-0571300
         ------------                 -------------         --------------
 (State or other jurisdiction          (Commission          (IRS Employer
      of incorporation)                File Number)         Identification No.)


              45 Rockefeller Plaza - Suite 2000, New York, NY 10111
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (212) 332-3443
                              ---------------------
              (Registrant's telephone number, including area code)

Item 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT/
Item 2.03       CREATION OF A DIRECT FINANCIAL OBLIGATION/
Item 3.02       UNREGISTERED SALE OF EQUITY SECURITIES/

         On July 28, 2006, Registrant entered into a Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") with Cornell Capital Partners, Ltd. (the "Investor"), pursuant to which Registrant agreed to issue and sell to the Investor in a private placement transaction: (i) an 8% secured convertible debenture (the "DEBENTURE") in the aggregate principal amount of $120,000, and
(ii) a warrant to purchase 1,000,000 shares (the "WARRANT SHARES") of common stock, par value $0.001 per share of Registrant ("COMMON STOCK") at an exercise price of $0.20 per share of Common Stock and which shall remain exercisable for a period of five years from its date of issuance. Of the $120,000 of gross proceeds from the sale of Debenture at the closing, $12,000 was paid to Yorkville Advisors, LLC as a commitment fee, $8,000 was paid to Yorkville Advisors, LLC as a structuring fee and $10,000 was paid in satisfaction of legal fees, with the remainder available to Registrant for working capital and general corporate purposes.

         The Debenture has a maturity date of July 28, 2008 and accrues interest at the rate of eight percent (8.0%) per annum, payable at the Maturity Date, unless converted in accordance with the terms of the Debenture. The Debenture is convertible, at the option of the Investor, into shares of Common Stock (collectively, the "CONVERSION SHARES"), at a conversion price which shall be, at the sole option of the Investor, equal to either (a) Twenty Cents ($0.20) or
(b) eighty percent (80%) of the lowest closing bid price of the Common Stock during the five (5) trading days immediately preceding the date of conversion (the "CONVERSION PRICE"). The Conversion Price is subject to full-ratchet anti-dilution adjustments as set forth in the Debenture.

         The Debenture may be redeemed, in whole or in part, by Registrant at a redemption price equal to one hundred twenty percent (120%) of the amount redeemed plus accrued and unpaid interest thereon upon three business days advance notice to the holder; provided, however, such redemption right is available to Registrant only if the closing bid price of the Common Stock (as defined in the Securities Purchase Agreement) is less than the Fixed Conversion Price on the date of the redemption notice to the holder and the number of shares issuable upon conversion of the portion of the Debenture to be redeemed are registered for sale under the Securities Act of 1933, as amended.

         Registrant is obligated pursuant to the terms of an Investor Registration Rights Agreement dated as of July 28, 2006 to prepare and file with the Securities and Exchange Commission (the "SEC") by August 27, 2006, and cause to be declared effective by the SEC, a registration statement covering the registration for the resale by the Investor of at least 2,500,000 Conversion Shares and at least 1,000,000 Warrant Shares. Registrant is obligated to maintain the effectiveness of this registration statement until either all of the registrable securities are eligible to be sold pursuant to Rule 144(k) or the date on which the investor shall have sold all of the Common Stock covered by such registration statement, whichever period is shorter. In the event such registration statement is not filed by the scheduled filing deadline or is not declared effective by the SEC no later than October 26, 2006, or if after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement, Registrant will be obligated to pay as liquidated damages to the holder, at the holder's option, either a cash amount or shares of Registrant's common stock, within three business days after demand therefore, equal to 2% of the liquidated value of the Convertible
Debenture as liquidated damages for each 30-day period after the relevant deadline until the filing or effectiveness requirement is satisfied.

         Pursuant to a Security Agreement dated July 31, 2006 with Investor, Registrant granted a security interest in its assets to Investor. Registrant previously granted a security interest in its assets to investors in Registrant's 8% secured convertible debentures in the aggregate principal amount of $1,690,359.20 (the "2005 DEBENTURES"), held by Montgomery Equity Partners, Ltd. and Highgate House Funds, Ltd. (the "2005 INVESTORS"). The 2005 Investors executed a letter agreement with Registrant dated as of July 28, 2006 pursuant to which they consented to the granting of the security interest in Registrant's assets to Investor to enable Investor's investment.

         Registrant is currently in default under its existing agreements with the 2005 Investors by virtue of its failure to have filed and brought effective a registration statement covering the shares of Common Stock issuable upon the conversion of the 2005 Debentures. See Registrant's Report on Form 8-K dated December 20, 2005 for details regarding the terms of the investment in the 2005 Debentures. Registrant intends to seek a negotiated settlement of such defaults with the 2005 Investors. No assurances can be made that Registrant will be successful in such negotiations or that settlement will be reached.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

       c)   Exhibits

            ----------------------------------------------------------------------------------------------------------------
            Exhibit 4.01                    8% Secured Convertible Debenture in favor of Cornell Capital Partners, Ltd.

            ----------------------------------------------------------------------------------------------------------------
            Exhibit 4.02                    Warrant registered in the name of Cornell Capital Partners, Ltd. dated July
                                            28, 2006 to purchase 1,000,000 shares of common stock of Registrant issued pursuant to the Securities Purchase Agreement.

            ----------------------------------------------------------------------------------------------------------------
            Exhibit 10.01                   Securities Purchase Agreement dated as of July 28, 2006 by and between
                                            Registrant and Cornell Capital Partners, Ltd.

            ----------------------------------------------------------------------------------------------------------------
            Exhibit 10.02                   Security Agreement dated as of July 28, 2006 by and between Registrant and
                                            Cornell Capital Partners, Ltd.

            ----------------------------------------------------------------------------------------------------------------
            Exhibit 10.03                   Investor Registration Rights Agreement dated as of July 28, 2006 by and between Registrant and Cornell Capital Partners, Ltd.

            ----------------------------------------------------------------------------------------------------------------
            Exhibit 10.04                   Irrevocable Transfer Agent Instructions dated as of July 28, 2006 by and among
                                            Registrant, Cornell Capital Partners, Ltd. and Interstate Transfer Trust.

            ----------------------------------------------------------------------------------------------------------------
            Exhibit 10.05                   Letter Agreement by and among Registrant, Highgate House Funds, Ltd. and
                                            Montgomery Equity Partners, Ltd.

            ----------------------------------------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: August 5, 2006

                                                Nanoscience Technologies, Inc.


                                                By:  /s/ David Rector
                                                     ------------------------
                                                     David Rector
                                                     Chief Operating Officer